                                                                    Exhibit 10.2


*****Portions of this exhibit have been omitted pursuant to a request made by the Company for confidential treatment by the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission..

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made and entered into
                                          ---------
effective as of August 11, 2000, by and among Optical Sensors Incorporated, a Delaware corporation (the "Company"), with its principal place of business at
                           -------
7615 Golden Triangle Drive, Suite A, Eden Prairie, Minnesota 55344, and the investor listed on Schedule A hereto (the "Investor").
                   ----------              --------
     A. The Company desires to raise up to $1,500,000 of additional capital in order to fund its operations.

     B. The Investor desires to make an investment in the Company on the terms and conditions set forth in this Agreement.

     Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Authorization of Securities.  The Company proposes to authorize, issue and
    ---------------------------
    sell the number of shares of Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred") as provided herein, which will be entitled
                ------------------
    to the preferences, rights and benefits set forth in the capital stock provisions of the Company's Certificate of Designation, which has been filed in the form set forth in Exhibit A attached hereto (the "Certificate of
                                                             ---------------
    Designation"). The Series A Preferred will be convertible into shares of the
    -----------
    Company's common stock, $.01 par value, as set forth in the Certificate of Designation.

2.  Purchase of Securities.
    ----------------------

     (a) Subject to the terms and conditions hereof, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company in accordance with this Agreement, up to Four Million Thirty Three Thousand Three Hundred Thirty Four (4,333,334) shares of the Company's Series A Preferred (the "Shares") in the amounts set forth on Schedule
                                   ------
          A. The purchase price for the first One Million (1,000,000) shares of Series A Preferred purchased by the Investor (in the aggregate) will be Fifty Cents ($.50) per share, the purchase price for the next One Million Three Hundred Thirty Three Thousand Three Hundred Thirty Four (1,333,334) shares of Series A Preferred purchased by the Investor (in the aggregate) will be Thirty Seven and One-Half Cents ($.375) per share and the purchase price for the next Two Million (2,000,000) purchased shares by the Investor (in the aggregate) of Series A Preferred will be Twenty-Five Cents ($.25) per share.

     (b) From time to time after the date of this Agreement, the Company will send a written notice to the Investor indicating the number of shares of Series A Preferred that the Company wishes to sell to the Investor (the "Notice") and the applicable per share price in accordance with
                ------
          Section 2(b). Within five (5) business days after the receipt of the Notice, the Investor shall purchase the number of shares of Series A Preferred specified in the Notice (the "Purchased Shares") by
                                                  ----------------
          delivering to the Company within such five (5) day period a certified check or wire transfer in an amount equal to the number of Purchased Shares multiplied by the applicable price, as determined by reference to Section 2(a) (the "Purchase Price"); provided, however, that the
                                --------------
          Investor (in the aggregate) shall be required to purchase a maximum of Four Million Thirty Three Thousand Three Hundred Thirty Four (4,333,334) shares of Series A Preferred (the "Maximum Commitment")
                                                         ------------------
          with an aggregate maximum purchase price of One Million Five Hundred Thousand Dollars ($1,500,000).

     (c) At the time of delivery of the Purchase Price, the Company shall deliver to the Investor stock certificate(s) for the number of shares of Series A Preferred being purchased by such Investor, which such shares will be registered in the Investor's name or as otherwise designated by the Investor.

     (d) Notwithstanding any other provision of this Agreement to the contrary, the ability of the Company to sell shares of Series A Preferred to the Investor is subject to the existing contractual right of Instrumentation Laboratory Company ("ILC") to participate in equity
                                               ---
          financings of the Company. In the event that ILC elects to purchase any or all of the shares of the Series A Preferred that would otherwise be offered to the Investor under this Agreement, the number of shares so purchased will reduce the Maximum Commitment by an equal number. Any shares of Series A Preferred purchased by ILC will be deemed to have been purchased by the Investor for purposes of determining the Purchase Price for any shares of Series A Preferred sold to the Investor.

3.  Adjustment of Notes and Warrants.
    --------------------------------

     (a) Conversion Price of Notes. The conversion price of the convertible promissory notes (the "Notes") issued to the Investor pursuant to the
                                 -----
          Investment Agreement by and among the Company and the other investors named therein dated March 10, 2000 (the "Investment Agreement"), as
                                                   --------------------
          specified in Section 2.1 of the Note, is hereby amended so that such conversion price at any time is equal to Fifty Thousand (50,000) multiplied by the lowest price at which the Company sells any shares of its capital stock (other than a sale pursuant to the exercise of an option, right or warrant to subscribe for shares of Common Stock that are outstanding on the date hereof or options granted under the Company's stock option plan) after the first date on which the Investor purchases shares of Series A Preferred (the "Lowest
                                                                ------

          Issue Price"). Subject to the foregoing amendment, the foregoing
          -----------
          conversion price otherwise remains subject to adjustment as provided in Section 2.4 of the Note.

     (b) Exercise Price of Warrants. The Exercise Price (as defined in the warrant issued to the Investor pursuant to the Investment Agreement (the "Warrant")) of the Warrant is hereby amended so that the Exercise
                -------
          Price at any time is equal to the Lowest Issue Price. Subject to the foregoing amendment, the foregoing conversion price otherwise remains subject to adjustment as provided in Section 4 of the Warrant.

4.  Representations and Warranties of the Company.  The Company represents and
    ---------------------------------------------
warrants to the Investor as follows:

     (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as it is now being conducted and as it is proposed to be conducted. The Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

     (b) Authorization. The Company has the corporate power and authority to execute and deliver this Agreement, the Shares and to perform its obligations hereunder and thereunder, including the issuance of the Shares and the Conversion Securities (as defined below). This Agreement and the Shares have been duly authorized by all necessary corporate action on behalf of the Company, have been duly executed and delivered by authorized officers of the Company, are valid and binding agreements on the part of the Company and are enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary for reservation and issuance of the shares of Common Stock issuable upon conversion of the Shares ("Conversion Securities") has been taken. The Conversion
                       ---------------------
          Securities when issued pursuant to the Certificate of Designation will be duly authorized, validly issued, fully paid and nonassessable, free and clear of any and all liens, charges, claims, encumbrances and preemptive rights.

     (c) No Violation. Neither the execution and delivery of this Agreement nor any of the Shares by the Company, nor the performance by the Company of its obligations hereunder or thereunder, nor the consummation of the transactions contemplated hereby or thereby will: (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Company; (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which the Company is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which, in the aggregate, would not result in a material adverse effect on the Company; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not result in a material adverse effect on the Company; or (d) result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company.

     (d) SEC Reports. The Company has filed all reports, registration statements and other filings with the Securities and Exchange Commission (the "Commission") required to be filed by it pursuant to
                           ----------
          the Securities Act of 1933, as amended (the "Securities Act"), and the
                                                       --------------
          Securities Exchange Act of 1934, as amended (the "Exchange Act").  All
                                                            ------------
          such reports, registration statements and other filings (including all notes, exhibits and schedules thereto, all documents incorporated by reference therein, and any amendments thereto) are collectively referred to herein as the "SEC Reports." As of their respective dates
                                     -----------
          of filing with the Commission, the SEC Reports complied in all material respects with all of the rules and regulations of the Commission and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Financial Statements. The financial statements of the Company included in the SEC Reports (the "Financial Statements") have been
                                            --------------------
          prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments and the omission of footnotes). The Company has no material liabilities, known or unknown, absolute, contingent or otherwise, except for (i) liabilities that are set forth in the Financial Statements, the notes thereto or the SEC Reports and (ii) liabilities that have been incurred in the ordinary course of business since June 30, 2000.

     (f) No Material Adverse Change. There have not been any changes in the assets, properties, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except for (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse and (ii) the Company's continued operating losses and negative cash flow.

     (g) Authorized Capital Stock. The authorized capital stock of the Company is as set forth in the SEC Reports. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. As of the date hereof, the Company has outstanding options and warrants to purchase 755,109 shares of Common Stock, and there are no other outstanding warrants, options or other rights to acquire any shares of capital stock of the Company, except for the shares issued upon conversion of the Notes, the Warrants issuable upon conversion of the Notes and as disclosed in the SEC Reports. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.
          Except for IL, no holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

     (h) Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, domain names, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business; neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

     (i) Securities Laws. Subject to the accuracy of the representations of the Investor in Section 5, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery to the Investor of the Shares or the Conversion Securities other than (i) the filing with the Commission of a Form D pursuant to Regulation D under the Securities Act, and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of the sale of the Shares and the issuance of the Conversion Securities, and (ii) the filing of a registration statement or statements pursuant to
          Section 7. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

     (j) Litigation. Except for the informal investigation by the Commission regarding recent trading in the Company's Common Stock there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     (k) Properties. The Company has good and marketable title to all the properties and assets reflected as owned in the Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such Financial Statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (l) Brokers or Finders. To the knowledge of the Company, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold the Investor harmless for any claims made for any commission, fee or other compensation concerning the transactions contemplated by this Agreement.

5.  Representations and Warranties of the Investor.  The Investor represents
    ----------------------------------------------
and warrants to the Company as follows:

     (a) The Shares are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Each Investor understands that neither the Shares nor the Conversion Securities have been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The

          Investor further understands that its shares of Series A Preferred and the Conversion Securities may not be transferred or resold without registration under the Securities Act and any applicable state securities laws, or pursuant to an exemption from the requirements of the Securities Act and applicable state securities laws.

     (b) The Investor's principal place of business is located at the address set forth on Schedule A. The Investor qualifies as an "accredited
                       ----------
          investor," as defined in Rule 501 of Regulation D under the Securities Act. The Investor acknowledges that the Company has made available to such Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business, operations and financial condition of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information requested by such Investor. The Investor is able to bear the loss of its entire investment in the Shares and the Conversion Securities and has such knowledge and experience of financial and business matters that he is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement. However, neither the foregoing nor any other due diligence investigation conducted by such Investor or on its behalf shall limit, modify or affect the representations and warranties of the Company set forth in
          Section 4 of this Agreement or the right of such Investor to rely thereon.

     (c) This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by such Investor and is a valid and binding agreement of such Investor.

6.  Use of Proceeds.  The Company will use the proceeds from the sale of the
    ---------------
Shares for general corporate purposes, including obtaining regulatory clearance for the Company's CapnoProbe sublingual CO2 monitor and disposable sensors.

7.  Registration Rights.
    -------------------

     (a) Filing of Registration Statement. Within one hundred twenty (120) days of the issuance of at least Two Million Five Hundred Thousand shares of Series A Preferred, the Company will file a registration statement with the Commission under the Securities Act covering the Conversion Securities issuable upon conversion of all of the Shares. The Company may, on not more than one occasion, delay the filing of any registration statement required hereunder for a period of not more than 90 days in the event that the Company has furnished the Investor with a certificate executed by the Company's President or Chief Executive Officer stating that such delay is necessary in order to (i) not significantly adversely affect financing efforts then underway at the Company or (ii) avoid disclosure of material non-public information. Any registration of Conversion Securities hereunder shall cover any additional Conversion Securities issued or issuable pursuant to anti-dilution or other similar rights.

     (b) Registration Procedures. If and whenever the Company is required by the provisions of Section 7(a) to effect the registration of any Conversion Securities under the Securities Act, the Company will:

          (i) prepare and file with the Commission a registration statement (on any available form to effect registration) with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until such securities are sold pursuant to such registration statement or are eligible to be sold pursuant to Rule 144(k);

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until such securities are sold pursuant to such registration statement or are eligible to be sold pursuant to Rule 144(k);

          (iii) furnish to the Investor and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investor and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) prepare and promptly file with the Commission and promptly notify the Investor of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

          (vi) use its best efforts to cause all securities covered by such registration statement to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the Common Stock shall then be listed and trading.

     (c) Expenses. Except as set forth in the last sentence of this Section 7(c), with respect to any registration of securities pursuant to
          Section 7(a), the Company shall bear all fees, costs and expenses, including, without limitation: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Investor, underwriting discounts and commissions and transfer taxes for the Investor and any other expenses incurred by the Investor not expressly included above shall be borne by the Investor.

     (d) Indemnification. In the event that any Conversion Securities owned by the Investor are included in a registration statement under Section 7(a):

          (i) The Company will indemnify and hold harmless the Investor (including for this purpose its directors, officers and partners) and any underwriter (as defined in the Securities
                 Act) from and against any and all loss, damage, liability, cost and expense (including, subject to Section 7(d)(iii), reasonable fees and expenses of counsel) to which any such Investor or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such Investor or such underwriter.

          (ii) The Investor will indemnify and hold harmless the Company and any underwriter from and against any and all loss, damage, liability, cost or expense (including, subject to Section 7(d)(iii), reasonable fees and expenses of counsel) to which the Company or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor. Notwithstanding the provisions of this clause (ii), no Investor shall be required to indemnify any person pursuant to this Section 7 in an amount in excess of the amount of the aggregate net proceeds received by such Investor in connection with any such registration under the Securities Act.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 7(d) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
                 (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder nor of its obligations or liabilities pursuant to this Agreement, except to the extent that the failure to so notify materially prejudices the indemnifying party. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties, which counsel shall be reasonably satisfactory to the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (x) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (y) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (z) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect of such action, and no indemnified party shall consent to entry of any judgment or settle such action without the prior written consent of the indemnifying party.

     (e) SEC Reports. The Company will file with the Commission, on a timely basis, all SEC Reports required to be filed under the Exchange Act and any other documents required to meet the public information requirements of Rule 144(c) under the Securities Act.

     (f) Bonus. Upon a Change in Control, as defined below, the Company's employees, in the aggregate, will be paid a bonus (the "Bonus") equal to (A) One Hundred Percent (100%) of the proceeds to the Company or its shareholders from the Change in Control transaction between Fifteen Million Dollars ($15,000,000) and Sixteen Million Dollars ($16,000,000) plus (B) Ten Percent (10%) of the proceeds to the Company or its shareholders from the Change in Control transaction between Sixteen Million Dollars ($16,000,000) and Twenty Million Dollars ($20,000,000). The allocation of the Bonus among the individual employees of the Company shall be as set forth in Schedule A, as amended from time to time by the President and Chief Executive Officer of the Company as necessary to reflect changes in personnel. For purposes of this Agreement, Change in Control shall mean the occurrence of any of the following on or after the date hereof:

          (i) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company, in one transaction or in a series of related transactions, to any Person;

          (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (iii) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of
                 (a) 20 percent or more, but not more than 50 percent, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the "continuity directors," as defined at Subsection (b), or (b) more than 50 percent of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

          (iv) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing (a) 50 percent or more, but not more than 80 percent, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (b) less than 50 percent of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

          (v) the continuity directors cease for any reason to constitute at least a majority the Board; or

          (vi) a change in control of a nature that is determined by outside legal counsel to the Company, in a written opinion specifically referencing this provision of the Plan, to be required to be reported (assuming such event has not been "previously reported") pursuant to section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, as of the effective date of such change in control.

     The sale, lease, exchange or other transfer, directly or indirectly, of the assets comprising the Company's CapnoProbe Product Line, in one transaction or in a series of related transactions, to any Person shall constituted a Change in Control under Subsection (a)(i).

     For purposes of this section: "continuity director" means any individual who is a member of the Board on the date hereof, while he or she is a member of the Board, and any individual who subsequently becomes a member of the Board whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors who are continuity directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination). For example, if a majority of the four individuals constituting the Board on the date hereof, approved a proxy statement in which two different individuals were nominated to replace two of the individuals who were members of the Board on the date hereof, upon their election by the Company's shareholders, the two newly elected directors would join the two remaining directors who were members of the Board on date hereof as continuity directors. Similarly if a majority of those four directors approved a proxy statement in which two different individuals were nominated to replace the two other directors who were members of the Board on date hereof, upon their election by the Company's shareholders, the two newly elected directors would also become, along with the two other directors, continuity directors. Individuals subsequently joining the Board could become continuity directors under the principles reflected in this example.

8.   Repricing of Options.  As soon as practicable after each sale of any of the
     --------------------
Shares to the Investor, the exercise price of all option agreements held by current employees and current directors of the Company will be changed to the figure equal to (i) the aggregate purchase price that was paid for all shares of Series A Preferred issued to the Investor prior to the date of determination (whether or not all such shares are then outstanding) divided by (ii) the aggregate number of shares of Series A Preferred that were issued to the Investor prior to the date of determination (whether or not all such shares are then outstanding).

9.   Miscellaneous.
     -------------

       (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by the Company without the prior written consent of the Investor. This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by an Investor without the prior written consent of the Company, except that any Investor may assign its rights under this Agreement to any affiliate without the prior written consent of the Company. This Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and permitted assigns of the parties hereto. Neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the parties hereto.

       (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understanding, whether written or oral, relative to the matters discussed herein.

       (c) All representations and warranties contained herein shall survive after the execution and delivery of this Agreement for a period of two (2) years from the date hereof. All covenants and agreements which by their terms are to be performed after the date hereof will survive indefinitely, unless such covenants and agreements by their terms expire at an earlier date, in which case they will expire on such earlier date.

       (d) All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be given in writing by personal delivery, facsimile, commercial air delivery service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the Company at the address set forth in the introductory paragraph to this Agreement and to the Investor at the addresses set forth on Schedule A, or at such other address as the
                                     ----------
          respective parties may designate by like notice from time to time. Notices so given shall be effective upon the earlier of: (a) receipt by the party to which notice is given (which, in the instance of a facsimile, shall be deemed to have occurred at the time that the machine transmitting the facsimile verifies a successful transmission of the facsimile); (b) on the fifth business day following the date such notice was deposited in the mail; or (c) on the second business day following the date such notice was delivered to a commercial air delivery service.

     (e) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile.

                         [NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the Company and the Investor have executed this Agreement effective as of the date first written above.

                                    OPTICAL SENSORS INCORPORATED

                                    By______________________________________
                                      Paulita LaPlante,
                                      President and Chief Executive Officer

                                    CIRCLE F VENTURES LLC

                                    By______________________________________

                                    Its_____________________________________

                                  SCHEDULE A


Investor

Circle F Ventures LLC
17797 North Perimeter Drive
Suite 105
Scottsdale, Arizona 85255

                                   SCHEDULE A


                                         BONUS
                                      DESIGNATION

                   EMPLOYEES
                   ---------
          Paulita LaPlante                 1
          Wes Peterson                     1
          Dan Bartnik                      1
          Victor Kimball                   1
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***
          ***                             ***


                  Totals


          Bonus Breakout:
            Tier 1 = 60%
            Tier 2 = 30%
            Tier 3 = 10%


***Portions of this exhibit have been omitted pursuant to a request made by the Company for confidential treatment by the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.